SECURED NOTES PAYABLE	12 Months Ended
Dec. 31, 2018
Disclosure of secured notes payable [Abstract]
Disclosure of secured notes payable [text block]
10.	secured notes payable

On December 11, 2017, the Company completed an offering of US$330 million aggregate principal amount of senior secured notes, secured by a second-ranking lien on all present and future assets, property and undertakings of the Company. The secured notes were sold at 97.992% of par, resulting in total proceeds of US$323.4 million. The secured notes pay interest in semi-annual instalments on June 15 and December 15 of each year, commencing on June 15, 2018, at a rate of 8.00% per annum, and mature on December 15, 2022. The Company incurred transaction costs of approximately $10 million, which have been offset against the carrying amount of the secured notes and are amortized using the effective interest rate method. The indenture governing the secured notes contains certain restrictive covenants that limit the Company’s ability to, among other things, incur additional indebtedness, make certain dividend payments and other restricted payments, and create certain liens, in each case subject to certain exceptions. The restrictive covenant on the Company’s ability to pay potential future dividends relates to a fixed charge coverage ratio of no less than 2:1. The fixed charge coverage ratio is calculated as EBITDA over interest expense. Subject to certain limitations and exceptions, the amount of the restricted payments, which include dividends and share buybacks, is limited to a maximum dollar threshold, which is calculated at an opening basket of US$10 million plus 50% of the historical consolidated net income, subject to certain adjustments, reported from the quarter of issuance and up to the most recently available financial statements at the time of such restricted payment, plus an amount not to exceed the greater of US$15 million and 2% of total assets as defined in the indenture.

During the year ended December 31, 2018, the Company repurchased US$20.1 million ($26.4 million) of outstanding secured notes. During the year ended December 31, 2017, no repurchases were made.

As at December 31, 2018, the Company has an obligation for US$309.9 million or $422.3 million Canadian dollar equivalent from the secured notes payable.

	December 31,	December 31,
	2018	2017
Total outstanding secured notes payable	$422,262	$414,843
Less: unamortized deferred transaction costs and issuance discount	14,118	18,334
Total secured notes payable	$408,144	$396,509

The secured notes payable is carried at amortized cost on the consolidated balance sheet.

Despite the repurchase of US$20.1 million secured notes payable, during the year ended December 31, 2018, due to the relative weakening of the Canadian dollar as compared to the U.S. dollar, an unrealized foreign exchange translation caused the secured notes payable balance to increase over the amount as at December 31, 2017.

The senior secured notes indenture grants the Company the option to prepay the notes prior to the maturity of the instruments, and specifies a premium during each applicable time period. These prepayment options have been accounted for as embedded derivatives and are outlined below. The Company may redeem the secured notes:

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during each of the two twelve-month periods commencing on December 11, 2017, in an amount not to exceed 10% of the aggregate principal amount of the secured notes at a redemption price equal to 103% of the principal amount of the secured notes redeemed, plus accrued and unpaid interest to the date of redemption;

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at any time and from time to time prior to December 15, 2019, in an aggregate principal amount not to exceed 40% of the aggregate principal amount of the secured notes, with the proceeds of one or more qualifying equity offerings, at a redemption price equal to 108% of the principal amount of the secured notes redeemed, plus accrued and unpaid interest to the date of redemption;

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in whole or in part at any time during the twelve-month period beginning on December 15, 2019 at a redemption price equal to 104% of the principal amount of the secured notes redeemed, plus accrued and unpaid interest to the date of redemption;

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in whole or in part at any time during the twelve-month period beginning on December 15, 2020 at a redemption price equal to 102% of the principal amount of the secured notes redeemed, plus accrued and unpaid interest to the date of redemption; and

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in whole or in part at any time during the twelve-month period beginning on December 15, 2021 at a redemption price equal to 100% of the principal amount of the secured notes redeemed, plus accrued and unpaid interest to the date of redemption.

Revolving Credit Facility

Concurrent with the closing of the Notes offering, the Company entered into an undrawn US$50 million first ranking lien revolving credit facility (the “RCF”) with Scotiabank and Nedbank Ltd. in order to maintain a liquidity cushion for general corporate purposes. The RCF has a term of three years and the Company is subject to a quarterly commitment between 0.9625% and 1.2375%, depending on certain leverage ratio calculations at the time. Upon drawing on the RCF, an interest rate of LIBOR plus 2.5% to 4.5% per annum is charged for the number of days the funds are outstanding, based on certain leverage ratio calculations at the time. As at December 31, 2018, the RCF remained undrawn. The RCF is subject to several financial covenants, in order to remain available. The following financial covenants are calculated on a quarterly basis:

•	Total leverage ratio of less than or equal to 4.50:1 calculated as total debt divided by EBITDA, up to and including December 31, 2019; and 4:1, thereafter until the maturity date.
•	A ratio of EBITDA to interest expense no less than 2.25:1; and
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A tangible net worth that is no less than 75% of the tangible net worth as reflected in the September 30, 2017 financial statements provided to the administrative agent as a condition precedent to closing, plus 50% of the positive net income for each subsequent quarter date.

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Permitted distributions are subject to the Company having a net debt to EBITDA ratio of less than or equal to 2.75:1 in 2018, 2.25:1 in 2019, and 1.75:1 in 2020. Net debt is equal to total debt, less cash and cash equivalents. The aggregate amount of all distributions paid during the rolling four quarters up to and including the date of such distribution does not exceed 25% of free cash flows (“FCF”) during such period. FCF is defined as EBITDA minus, without duplication, (a) capital expenditures, (b) cash taxes, (c) any applicable standby fee, other fees or finance costs payable to the finance parties in connection with the RCF, (d) interest expenses and (e) any indebtedness (including mandatory prepayments) permitted under the existing agreement.

The Company is in compliance with all financial covenants as at December 31, 2018.